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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

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                                    FORM 8-K


                                 CURRENT REPORT
                    PURSUANT TO SECTIONS 13 OR 15(D) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934




     Date of Report (Date of earliest event reported)     October 27, 1997
                                                      -----------------------



                         DELMARVA POWER & LIGHT COMPANY
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               (Exact Name of Registrant as Specified in Charter)





     Delaware and Virginia         I-1405              51-0084283
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(State or Other Jurisdiction    (Commission        (IRS Employer
     of Incorporation)          File Number)       Identification No.)




800 King Street, P.O. Box 231, Wilmington, Delaware           19899
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     (Address of Principal Executive Offices)              (Zip Code)




        Registrant's Telephone Number, Including Area Code  302-429-3448
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                                      None
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         (Former Name or Former Address, if Changed Since Last Report)

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Item 2.  Acquisition or Disposition of Assets

Sale of Pine Grove Landfill, Inc. and Pine Grove Hauling Company
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	On October 17, 1997, the Delmarva Capital Technology Company, an
indirect wholly owned subsidiary of the Company, entered into an agreement to sell one hundred percent (100%) of the issued and outstanding shares of capital stock of Pine Grove, Inc. to Eastern Environmental Services, Inc.("Eastern"). Pine Grove, Inc. owns one hundred percent (100%) of the issued and outstanding shares of capital stock of each of Pine Grove Landfill, Inc. and Pine Grove Hauling Company. Eastern is a non-hazardous solid waste management company specializing in the collection, transportation and disposal of residential, industrial, commercial and special waste, principally in the eastern United States. Pine Grove Landfill, Inc., a 174 acre solid waste disposal facility located in Schuykill County, Pennsylvania, and Pine Grove Hauling Company are indirect subsidiaries of the Company. The sale is subject to review by the U.S. Department of Justice and the Federal Trade Commission under the Hart Scott
Rodino Antitrust Improvement Act of 1976 as well as certain other conditions. The Company anticipates that the sale will close by December 31, 1997. The subsidiaries being sold have a net book value of approximately $13 million and reported revenues in 1996 of approximately $14 million. The Company expects to receive gross proceeds from the sale of approximately $46 million, of which $13 million will be used to pay off debt not assumed by Eastern, resulting in net proceeds of approximately $33 million.

            *                      *                      *

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                                   SIGNATURE



	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                              Delmarva Power & Light Company
                                              ------------------------------
                                                       (Registrant)



Date:   October 27, 1997                          /s/BARBARA S. GRAHAM
                                                  ---------------------------
                                                    Barbara S. Graham
                                                    Senior Vice President and
                                                    Chief Financial Officer

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